UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2026

Getty Images Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400

Seattle, WA 98104

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock	GETY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

Voluntary Petitions for Reorganization

As previously disclosed, on October 12, 2026, Getty Images Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into a restructuring support agreement (the “RSA”) with the Company’s majority shareholders and certain holders of all of the Company’s outstanding funded indebtedness, providing for a comprehensive recapitalization to be implemented through a prepackaged chapter 11 plan of reorganization (the “Restructuring Transactions”), as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2026.

On October 21, 2026 (the “Petition Date”), the Company and certain of its subsidiaries Getty Images, Inc., Griffey Midco (DE), LLC, Abe Investment Holdings, Inc., Getty Images (US), Inc., Getty Images News Services (PRC), Inc. and Getty Images (Seattle), Inc. (collectively with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to implement the Restructuring Transactions through a prepackaged chapter 11 plan of reorganization (the “Plan”) in accordance with the RSA. On October 20, 2026, prior to commencing the Chapter 11 Cases, the Company Parties commenced the solicitation of votes on the Plan (the “Solicitation”) with a related disclosure statement (the “Disclosure Statement”) and anticipate completing the Solicitation during the Chapter 11 Cases. The Company Parties have requested that the Bankruptcy Court administer the Chapter 11 Cases jointly for administrative purposes only under the caption In re Getty Images Holdings, Inc., et al.

The Company Parties have filed customary “first day” motions to ensure their ability to continue operating in the ordinary course of business, including authority to pay employee wages and benefits and vendors, suppliers and content contributors in the ordinary course of business. The Plan contemplates that general unsecured claims will be unimpaired.

The Company Parties have also filed a motion seeking approval of the debtor-in-possession financing contemplated by the RSA (the “Financing”).

A copy of the Plan is attached as an exhibit to the Disclosure Statement, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The RSA contains a “fiduciary-out” provision permitting the Company to terminate the RSA if the Board of Directors of the Company determines, after consulting with external counsel, that proceeding with the Restructuring Transactions would be inconsistent with the exercise of its fiduciary duties or applicable law or, in the exercise of those duties, to pursue an Alternative Restructuring Proposal (as defined in the RSA). In addition, the RSA permits the Company Parties to consider, respond to and negotiate Alternative Restructuring Proposals, subject to certain notice and information-sharing obligations.

Additional information about the Chapter 11 Cases is available at https://restructuring.ra.kroll.com/GettyImages. The information on, or accessible through, such website is not part of, and is not incorporated by reference into, this Current Report on Form 8-K. For copies of motions and orders filed with the Bankruptcy Court and other documents related to the court-supervised process, please visit https://ecf.deb.uscourts.gov.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constituted an event of default that accelerated the Company Parties’ obligations under the following debt instruments (collectively, the “Debt Instruments”):

●	approximately $40.1 million aggregate principal amount of U.S. dollar-denominated term loans and approximately €407 million aggregate principal amount of euro-denominated term loans (in each case, plus accrued and unpaid interest thereon and other amounts due in respect thereof), outstanding under the Credit Agreement, dated as of February 19, 2019 (as amended, restated, amended and restated and otherwise modified from time to time, the “Credit Agreement”), among Abe Investment Holdings, Inc. and Getty Images, Inc., as borrowers, Griffey Midco (DE), LLC, as holdings, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain other parties thereto;

●	approximately $150.0 million aggregate principal amount of revolving loans outstanding under the Credit Agreement (plus accrued and unpaid interest thereon and other amounts due in respect thereof and of the commitments thereunder);

●	approximately $539.9 million aggregate principal amount (plus accrued and unpaid interest thereon and other amounts due in respect thereof) of 11.250% Senior Secured Notes due 2030 issued by Getty Images, Inc. under the indenture, dated as of May 5, 2025, among Getty Images, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent;

●	approximately $264.7 million aggregate principal amount (plus accrued and unpaid interest thereon and other amounts due in respect thereof) of 14.000% Senior Notes due 2028 issued by Getty Images, Inc. under the indenture, dated as of October 21, 2025, among Getty Images, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee; and

●	approximately $5.3 million aggregate principal amount (plus accrued and unpaid interest thereon and other amounts due in respect thereof) of 9.750% Senior Notes due 2027 issued by Getty Images, Inc. under the indenture, dated as of February 19, 2019, between Getty Images, Inc. and Wilmington Trust, National Association, as trustee (as supplemented).

The Debt Instruments provide that, as a result of the commencement of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable without notice from the lenders or noteholders thereunder. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the commencement of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01. Regulation FD Disclosure.

Press Release

On October 21, 2026, the Company issued a press release announcing the commencement of the Chapter 11 Cases. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Disclosure Statement

On October 20, 2026, the Disclosure Statement in connection with the Solicitation was distributed to certain creditors of the Company. The Disclosure Statement (including the Plan) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K is not a solicitation of votes on the Plan or an offer of any securities. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the recovery by the holders of the Company’s securities if the Plan is confirmed. Under the Plan, all shares of the Company’s Class A common stock (the “Common Stock”) and all other existing equity interests in the Company will be cancelled, discharged, and extinguished on the effective date of the Plan, and holders of the Common Stock and other existing equity interests (including the Company’s majority shareholders) will not receive or retain any distribution, recovery or property on account of their Common Stock or other existing equity interests if the Plan is confirmed.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements in this Current Report on Form 8-K include, among others, statements regarding the RSA, the Restructuring Transactions, the Chapter 11 Cases, the Plan, the Solicitation, the Financing and the expected treatment of claims and interests. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control.

These forward-looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to consummate the Restructuring Transactions on the terms set forth in the RSA or at all; the ability of the Company Parties to satisfy the milestones and other conditions under the RSA, the equity commitment letter contemplated by the RSA and the Financing, and the risk that any of them is terminated; the Company’s ability to obtain the requisite acceptances of the Plan and to obtain bankruptcy court approval of the Financing, the Plan and other motions and requests filed in the Chapter 11 Cases; risks attendant to the chapter 11 process, including the effects of the Chapter 11 Cases on the Company’s liquidity, results of operations and business, and on its relationships with customers, content contributors, suppliers, employees and other third parties; objections to the Restructuring Transactions, the Financing or other pleadings that could protract the Chapter 11 Cases; the length of time the Company will operate under chapter 11 protection; increased legal and other professional costs; the receipt of required regulatory approvals; the treatment of existing equity interests under the Plan, which would result in holders of the Common Stock not receiving or retaining any property on account of such interests; the outcome of the warrant litigation and related matters; the delisting of the Common Stock from the New York Stock Exchange and the limited trading market for the Common Stock on the OTC Pink Limited Market; the risk that the Company may lose the right to use “Getty Images” trademarks; the risks associated with the Company’s expression of substantial doubt about its ability to continue as a going concern; the Company’s ability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; the Company’s ability to attract and retain customers and key personnel; the risk that the Company operates in a highly competitive market; the legal, social and ethical issues relating to the use of new and evolving technologies, such as artificial intelligence; the risks of technological interruptions or cybersecurity vulnerabilities; changes in applicable laws or regulations; and other risks and uncertainties identified in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2026, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2026 (the “2025 Form 10-K”), and in the Company’s other filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

The risks described under the heading “Item 1A. Risk Factors” in the 2025 Form 10-K and in the Company’s other filings with the SEC are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
99.1	Disclosure Statement for the Joint Prepackaged Chapter 11 Plan of Reorganization of Getty Images Holdings, Inc. and Its Debtor Affiliates, dated October 20, 2026.

99.2	Press Release, dated October 21, 2026.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY IMAGES HOLDINGS, INC.

Date: October 21, 2026	By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary

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